Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP

Attorneys for Debtors and Debtors in Possession

767 Fifth Avenue

New York, New York 10153

Telephone:  (212) 310-8000

Facsimile:  (212) 310-8007

Stephen Karotkin, Esq. (SK 7357)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11 Case No.
In re
03-40515 (REG)
MAGELLAN HEALTH SERVICES, INC., et al., Debtors.
(Jointly Administered)

MONTHLY OPERATING STATEMENT FOR
THE PERIOD AUGUST 1, 2003 THROUGH AUGUST 31, 2003

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11

In re: Magellan Health Services, Inc., et al., Debtors

Case No. 03-40514 through 03-40602

MONTHLY OPERATING STATEMENT FOR
THE PERIOD AUGUST 1, 2003 THROUGH AUGUST 31, 2003

DEBTORS’ ADDRESS:	Magellan Health Services, Inc.
	6950 Columbia Gateway Drive
	Columbia, Maryland 21046

DISBURSEMENTS (in $ thousands):	August 01, 2003 through August 31, 2003	$78,965

DEBTORS’ ATTORNEY:	Weil, Gotshal & Manges LLP
	767 Fifth Avenue
	New York, New York 10153

NET INCOME (in $ thousands):		$2,700

REPORT PREPARER:	Magellan Health Services, Inc.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	October 02, 2003	/s/ Mark S. Demilio
Mark S. Demilio
Executive Vice President and
Chief Financial Officer

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED BALANCE SHEET

(Unaudited)

(In thousands)

August 31, 2003

ASSETS

Current assets:
Cash and cash equivalents	$144,204
Accounts receivable, less allowance for doubtful accounts of $3,701	53,014
Restricted cash, investments and deposits	11,749
Refundable income taxes	1,353
Other current assets	24,328
Total current assets	234,648

Property and equipment, net	74,182
Investments in non-Debtor subsidiaries	6,600
Investments in unconsolidated subsidiaries	14,827
Other long-term assets	19,506
Goodwill, net	499,867
Intangible assets, net	57,078
$906,708

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Liabilities not subject to compromise:
Accounts payable	$9,098
Accrued liabilities	40,990
Medical claims payable	80,820
Debt in default and current maturities of capital lease obligations	169,246
Total current liabilities not subject to compromise	300,154
Current liabilities subject to compromise	1,116,263
Total current liabilities	1,416,417

Long-term capital lease obligations, not subject to compromise	1,507

Long-term liabilities subject to compromise	2,969

Due to related parties, net	11,109

Commitments and contingencies:
Redeemable preferred stock subject to compromise	72,766

Stockholders’ equity (deficit), net	(598,060)
$906,708

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF OPERATIONS

(Unaudited)

(In thousands)

For the Period August 1, 2003 Through August 31, 2003

Net revenue	$74,236

Costs and expenses:
Salaries, cost of care and other operating expenses	62,062
Equity in earnings of unconsolidated subsidiaries	(348)
Depreciation and amortization	3,854
Interest expense	1,502
Interest income	(4)
Reorganization expense, net	4,426
Special charges	213
71,705
Income from continuing operations before income taxes	2,531
Provision for income taxes	58
Income from continuing operations	2,473
Discontinued operations:
Income from discontinued operations	227
Reorganization expense, net	—
227
Net income	$2,700

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF CASH FLOWS

(Unaudited)

(In thousands)

For the Period August 1, 2003 Through August 31, 2003

Cash flows from operating activities:
Net income	$2,700

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,854
Equity in earnings of unconsolidated subsidiaries	(348)
Non-cash reorganization expenses	(7)
Non-cash interest expense	331

Cash flows from changes in assets and liabilities, net of effects from sales and acquisitions of businesses:
Accounts receivable, net	7,700
Restricted cash, investments and deposits	(1,941)
Other assets	2,080
Accounts payable and other accrued liabilities	4,300
Medical claims payable	(3,806)
Income taxes payable and deferred income taxes	125
Other liabilities	36
Other	50
Total adjustments	12,374
Net cash provided by operating activities	15,074

Cash flows from investing activities:
Capital expenditures	(1,832)
Net cash used for investing activities	(1,832)

Cash flows from financing activities:
Payments on capital lease obligations	(538)
Net transfers to related parties	(1,998)
Net cash used for financing activities	(2,536)
Net increase in cash and cash equivalents	10,706
Cash and cash equivalents at beginning of period	133,498
Cash and cash equivalents at end of period	$144,204

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF DISBURSEMENTS AND WAGES PAID BY DEBTOR ENTITY FOR THE PERIOD AUGUST 1, 2003 THROUGH AUGUST 31, 2003

(Unaudited)

NAME OF FILING COMPANY	Case Number	Operating Expenses	Payroll & Benefits Expenses	Tax Payments	Claims Payments	Capital Expenditures	Intercompany Transfers	Total Disbursements	Total Disbursements Net of Intercompany
AGCA New York, Inc.	03-40518	$—	$—	$—	$—	$—	$—	$—	$—
AGCA, Inc.	03-40519	—	—	—	—	—	—	—	—
Alliance Health Systems, Inc.	03-40520	—	—	—	—	—	—	—	—
Continuum Behavioral Healthcare Corporation	03-40559	—	—	—	—	—	—	—	—
Green Spring Health Services, Inc.	03-40564	404,734	—	5,250	11,509,180	—	—	11,919,165	11,919,165
Group Plan Clinic, Inc.	03-40566	—	—	—	—	—	—	—	—
Hawaii Biodyne, Inc.	03-40567	—	—	—	—	—	—	—	—
Louisiana Biodyne, Inc.	03-40571	—	—	—	—	—	—	—	—
MBC Federal Programs, Inc.	03-40582	—	—	—	1,535,145	—	—	1,535,145	1,535,145
Merit INROADS Behavioral Health Services, LLC	03-40595	—	—	—	—	—	—	—	—
Merit INROADS Behavioral Health Services of Illinois, LLC	03-40594	—	—	—	17,835	—	—	17,835	17,835
INROADS Behavioral Health Services of Texas, LP	03-40570	3,386	—	—	—	—	—	3,386	3,386
MBC National Service Corporation	03-40583	—	—	—	4,685	—	—	4,685	4,685
MBC of America, Inc.	03-40584	—	—	—	295,616	—	—	295,616	295,616
MBC of New York, a New York, Independent Practice Assoc.	03-40586	—	—	—	—	—	—	—	—
MBC of Tennessee, Inc.	03-40587	—	—	—	—	—	—	—	—
MBC of Tennessee, LLC	03-40588	—	—	—	—	—	—	—	—
Merit Behavioral Care Corporation	03-40591	704	—	—	206,526	(756)	—	206,474	206,474
Merit Behavioral Care of Florida, Inc.	03-40592	—	—	—	2,702	—	—	2,702	2,702
Merit Behavioral Care of Massachusetts, Inc.	03-40593	—	—	—	5,821,328	—	—	5,821,328	5,821,328
MBH of Puerto Rico, Inc.	03-40590	—	—	—	—	—	—	—	—
Magellan HRSC, Inc.	03-40578	7,662,742	16,351,903	5,849,527	75,803	1,831,570	—	31,771,545	31,771,545
Personal Performance Consultants of New York, Inc.	03-40599	—	—	—	—	—	—	—	—
P.P.C Group, Inc.	03-40597	—	—	—	—	—	—	—	—
P.P.C., Inc.	03-40598	100	—	—	18,668	—	—	18,768	18,768
CMG Health, Inc.	03-40558	—	—	—	158,946	—	—	158,946	158,946
CMG Health of New York, Inc.	03-40514	—	—	—	—	—	—	—	—
Magellan Behavioral Health Systems, LLC	03-40573	69	—	—	—	1,420	(12,560,509)	(12,559,020)	1,489
Magellan Behavioral Health, Inc.	03-40575	72,272	—	—	24,354,645	—	(7,200,105)	17,226,812	24,426,917
Magellan Behavioral Health of Washington, Inc.	03-40572	305,007	—	—	27,542	—	—	332,549	332,549
Green Spring of Pennsylvania, Inc.	03-40565	—	—	—	—	—	—	—	—
Advantage Behavioral Systems, Inc.	03-40516	—	—	—	—	—	—	—	—
New GPA, Inc.	03-40596	—	—	—	—	—	—	—	—
GPA of Pennsylvania, Inc.	03-40563	—	—	—	—	—	—	—	—
Care Management Resources, Inc.	03-40522	(299)	—	144	—	—	—	(156)	(156)
Magellan Behavioral of Michigan, Inc.	03-40574	—	—	—	6,790	—	—	6,790	6,790
Managed Care Services Mainstay of Central PA, Inc.	03-40581	—	—	—	—	—	—	—	—
AdvoCare of Tennessee, Inc.	03-40517	23,964	—	140	—	—	(2,556,110)	(2,532,006)	24,104
Premier Holdings, Inc.	03-40600	—	—	—	—	—	—	—	—
Magellan Public Solutions, Inc.	03-40579	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of Indiana, Inc.	03-40560	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of New Jersey, Inc.	03-40561	—	—	—	—	—	—	—	—
Magellan Capital, Inc.	03-40576	—	—	—	—	—	3,148,456	3,148,456	—
Magellan Health Services, Inc.	03-40515	2,336,177	—	33,989	338	—	20,001,329	22,371,833	2,370,505
Westwood/Pembroke Health System Limited Partnership	03-40602	—	—	—	—	—	—	—	—
CMCI, Inc.	03-40556	—	—	—	—	—	(1,902,276)	(1,902,276)	—
CMFC, Inc.	03-40557	—	—	—	—	—	19	19	—
MBH Capital, Inc.	03-40589	—	—	—	—	—	(1,246,221)	(1,246,221)	—
Ihealth Technologies, LLC	03-40569	—	—	—	—	—	—	—	—
Allied Specialty Care Services, LLC	03-40521	2,850	—	—	—	—	—	2,850	2,850
Vivra, Inc.	03-40601	1,425	—	—	—	—	—	1,425	1,425
Charter Bay Harbor Behavioral Health System, Inc.	03-40524	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Fair Oaks, Inc.	03-40525	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Hidden Brook, Inc.	03-40526	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Delmarva, Inc.	03-40530	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lake Charles, Inc.	03-40531	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lafayette, Inc.	03-40538	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Massachusetts, Inc.	03-40532	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Nashua, Inc.	03-40534	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Paducah, Inc.	03-40536	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Toledo, Inc.	03-40537	—	—	—	—	—	—	—	—
Charter Centennial Peaks Behavioral Health System, Inc.	03-40539	—	—	—	—	—	—	—	—
Charter Fenwick Hall Behavioral Health System, Inc.	03-40541	—	—	—	—	—	—	—	—
Charter Forest Behavioral Health System, Inc.	03-40542	—	—	—	—	—	—	—	—
Charter Hospital of Mobile, Inc.	03-40544	—	—	—	—	—	—	—	—
Charter Lakeside Behavioral Health Systems, Inc.	03-40549	—	—	—	—	—	—	—	—
Charter Linden Oaks Behavioral Health System, Inc.	03-40547	—	—	—	—	—	—	—	—
Charter Medical – Clayton County, Inc.	03-40548	—	—	—	—	—	—	—	—
Charter Medical – Long Beach, Inc.	03-40550	—	—	—	—	—	—	—	—
Charter Medical of East Valley, Inc.	03-40551	—	—	—	—	—	—	—	—
Charter Medical of Puerto Rico	03-40552	—	—	—	—	—	—	—	—
Charter Milwaukee Behavioral Health System, Inc.	03-40553	—	—	—	—	—	—	—	—
Charter Northridge Behavioral Health Systems, Inc.	03-40555	—	—	—	—	—	—	—	—
Magellan CBHS Holdings, Inc.	03-40577	43,431	—	—	—	—	—	43,431	43,431
Florida Health Facilities, Inc.	03-40562	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Dallas, Inc.	03-40529	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Potomac Ridge, Inc.	03-40527	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Columbia, Inc.	03-40528	—	—	—	—	—	—	—	—
Charter Hospital of Santa Teresa, Inc.	03-40545	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Northwest Indiana, LLC	03-40535	—	—	—	—	—	—	—	—
Charter Grapevine Behavioral Health System, Inc.	03-40543	—	—	—	—	—	—	—	—
Charter Alvarado Behavioral Health System, Inc.	03-40523	—	—	—	—	—	—	—	—
Charter Fairmount Behavioral Health System, Inc.	03-40540	—	—	—	—	—	—	—	—
Charter MOB of Charlottesville, Inc.	03-40554	—	—	—	—	—	—	—	—
Charter Behavioral Health System of New Mexico, Inc.	03-40533	—	—	—	—	—	—	—	—
Charter Hospital of St. Louis, Inc.	03-40546	—	—	—	—	—	—	—	—
Magellan Specialty Health, Inc.	03-40580	—	—	—	—	—	—	—	—
Human Affairs International of Pennsylvania, Inc.	03-40568	—	—	—	—	—	—	—	—
MBC of New Mexico, Inc.	03-40585	—	—	—	—	—	—	—	—
Non-Filing Companies							2,315,416	2,315,416	—

Total Disbursements		$10,856,561	$16,351,903	$5,889,050	$44,035,748	$1,832,234	$—	$78,965,496	$78,965,496

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF TAXES PAID FOR THE PERIOD AUGUST 1, 2003 THROUGH AUGUST 31, 2003

(Unaudited)

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
INTERNAL REVENUE SERVICE	Federal	08/18/03	$1,093,484
INTERNAL REVENUE SERVICE	Federal	08/20/03	1,848
INTERNAL REVENUE SERVICE	Federal	08/01/03	1,286,459
INTERNAL REVENUE SERVICE	Federal	08/05/03	1,689
INTERNAL REVENUE SERVICE	FICA	08/18/03	1,012,040
INTERNAL REVENUE SERVICE	FICA	08/20/03	1,812
INTERNAL REVENUE SERVICE	FICA	08/01/03	1,083,498
INTERNAL REVENUE SERVICE	FICA	08/05/03	1,720
INTERNAL REVENUE SERVICE	Medicare	08/18/03	259,298
INTERNAL REVENUE SERVICE	Medicare	08/20/03	424
INTERNAL REVENUE SERVICE	Medicare	08/01/03	284,984
INTERNAL REVENUE SERVICE	Medicare	08/05/03	395
INTERNAL REVENUE SERVICE	SUI	08/01/03	985
AZ	State Taxes	08/01/03	5,661
CA	State Taxes	08/01/03	13,236
CT	State Taxes	08/01/03	1,098
MN	State Taxes	08/01/03	924
NC	State Taxes	08/01/03	2,179
OR	State Taxes	08/04/03	254
CA	State Taxes	08/05/03	537
CO	State Taxes	08/05/03	2,369
IA	State Taxes	08/05/03	6,856
IL	State Taxes	08/05/03	5,934
KY	State Taxes	08/05/03	2,507
NY	State Taxes	08/05/03	19,047
OH	State Taxes	08/05/03	10,388
PA	State Taxes	08/05/03	28,848
VA	State Taxes	08/05/03	7,437
MA	State Taxes	08/06/03	6,761
HI	State Taxes	08/08/03	283
MN	State Taxes	08/14/03	508
GA	State Taxes	08/14/03	40,050
DE	State Taxes	08/15/03	1,367
IN	State Taxes	08/15/03	5,327
MD	State Taxes	08/15/03	205,806
MI	State Taxes	08/15/03	10,810
NE	State Taxes	08/15/03	3,458
OK	State Taxes	08/15/03	643
SC	State Taxes	08/15/03	949
AZ	State Taxes	08/18/03	4,885
CA	State Taxes	08/18/03	13,236
CT	State Taxes	08/18/03	1,456
NC	State Taxes	08/18/03	2,167
OR	State Taxes	08/19/03	254
CA	State Taxes	08/20/03	578
IA	State Taxes	08/20/03	7,712
PA	State Taxes	08/20/03	26,397

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
IL	State Taxes	08/21/03	5,227
KY	State Taxes	08/21/03	2,139
MA	State Taxes	08/21/03	5,317
NY	State Taxes	08/21/03	16,183
OH	State Taxes	08/21/03	8,833
VA	State Taxes	08/21/03	4,878
CO	State Taxes	08/25/03	2,165
AZ	State Taxes	08/29/03	4,804
MN	State Taxes	08/29/03	508
DEPARTMENT OF STATE	Licenses & Reg. Fees	08/08/03	9
DEPARTMENT OF STATE	Licenses & Reg. Fees	08/08/03	9
DEPARTMENT OF STATE	Licenses & Reg. Fees	08/26/03	9
ALABAMA BOARD OF EXAMINERS	Licenses & Reg. Fees	08/26/03	12
WV BOARD SW EXAMINERS	Licenses & Reg. Fees	08/21/03	15
KENTUCKY BOARD OF NURSING	Licenses & Reg. Fees	08/21/03	16
SECRETARY OF STATE OF COLORADO	Licenses & Reg. Fees	08/25/03	20
MINNESOTA BOARD OF MARRIAGE	Licenses & Reg. Fees	08/21/03	20
MINNESOTA BOARD OF MARRIAGE	Licenses & Reg. Fees	08/26/03	20
NORTH CAROLINA BOARD OF	Licenses & Reg. Fees	08/21/03	24
KATHLEEN TADDEI	Licenses & Reg. Fees	08/06/03	24
CITY OF LANSING	Accrued City WH	08/06/03	24
SECRETARY OF STATE OF CALIFORN	Licenses & Reg. Fees	08/26/03	25
SECRETARY OF STATE OF COLORADO	Licenses & Reg. Fees	08/26/03	25
SECRETARY OF STATE OF COLORADO	Licenses & Reg. Fees	08/26/03	25
SECRETARY OF STATE OF LOUISIAN	Licenses & Reg. Fees	08/27/03	25
NEVEDA LEGAL PRESS	Licenses & Reg. Fees	08/08/03	25
WEST VIRGINIA STATE TAX DEPT	Licenses & Reg. Fees	08/19/03	25
LOUISIANA STATE BRD/EXAM PSYCH	Licenses & Reg. Fees	08/21/03	35
NORTH CAROLINA BOARD OF	Licenses & Reg. Fees	08/26/03	40
MONA COOPER-RUNGE	Licenses & Reg. Fees	08/13/03	40
DON RATTERREE	Licenses & Reg. Fees	08/13/03	40
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	08/14/03	44
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	08/27/03	44
PATRICIA A CLANCY	Licenses & Reg. Fees	08/13/03	45
ANNE MARIE CLEARY	Licenses & Reg. Fees	08/27/03	45
CSC	Licenses & Reg. Fees	08/25/03	50
TREASURER OF VIRGINIA	Licenses & Reg. Fees	08/08/03	50
ARKANSAS BOARD/EXAMINERS PSYCH	Licenses & Reg. Fees	08/21/03	50
SECRETARY OF STATE OF SD	Licenses & Reg. Fees	08/25/03	50
SV BOARD OF OSTEOPATHY	Licenses & Reg. Fees	08/21/03	50
STATE CORPORATION COMMISSION	Licenses & Reg. Fees	08/26/03	50
VERA LIGITA	Licenses & Reg. Fees	08/27/03	50
REBECCA TORRES-WEST	Licenses & Reg. Fees	08/27/03	50
ARIZONA CORPORATION COMMISSION	Licenses & Reg. Fees	08/25/03	54
ARIZONA CORPORATION COMMISSION	Licenses & Reg. Fees	08/26/03	54
ARIZONA CORPORATION COMMISSION	Licenses & Reg. Fees	08/26/03	54
DEPARTMENT OF LICENSING	Licenses & Reg. Fees	08/26/03	59

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
STEVEN ZANE	Licenses & Reg. Fees	08/06/03	60
MINNESOTA BOARD OF SOCIAL WORK	Licenses & Reg. Fees	08/26/03	60
EUGENE D (CHIP) WEINER	Licenses & Reg. Fees	08/06/03	65
CITY OF GREENWOOD VILLAGE	Accrued City WH	08/06/03	68
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	08/21/03	70
NATIONAL STUDENT CLEARINGHOUSE	Licenses & Reg. Fees	08/01/03	71
SYLVAN/INDENTIX FINGERPRINTING	Licenses & Reg. Fees	08/21/03	74
WV BOARD OF MEDICINE	Licenses & Reg. Fees	08/21/03	75
MARYLAND BOARD OF EXAMINERS	Licenses & Reg. Fees	08/21/03	75
WILLIAM MORRIS	Licenses & Reg. Fees	08/13/03	75
DIRECTOR OF FINANCE	Property Taxes	08/18/03	77
CCA	Accrued City WH	08/06/03	77
ALABAMA BOARD OF EXAMINERS	Licenses & Reg. Fees	08/26/03	80
MINNESOTA BOARD OF PSYCHOLOGY	Licenses & Reg. Fees	08/26/03	80
LYNETTE J AGRE	Licenses & Reg. Fees	08/27/03	80
MISSOURI DIVISION EMPLOYMENT	Accrued SUI	08/28/03	85
BERKS EIT BUREAU	Accrued City WH	08/28/03	87
MINNESOTA BOARD/MEDICAL PRACTI	Licenses & Reg. Fees	08/21/03	90
OKLAHOMA BOARD/LIC PROF COUNS	Licenses & Reg. Fees	08/26/03	90
CSC	Licenses & Reg. Fees	08/26/03	92
OKLAHOMA INSURANCE DEPT	Licenses & Reg. Fees	08/15/03	100
OKLAHOMA INSURANCE DEPT	Licenses & Reg. Fees	08/15/03	100
OKLAHOMA INSURANCE DEPT	Licenses & Reg. Fees	08/20/03	100
OKLAHOMA INSURANCE DEPT	Licenses & Reg. Fees	08/20/03	100
BRENDA S DAVIS	Licenses & Reg. Fees	08/27/03	100
WV BOARD/EXAMINERS/COUNSELING	Licenses & Reg. Fees	08/26/03	100
TERRY PAGE	Licenses & Reg. Fees	08/20/03	100
ANNE BRUBAKER	Licenses & Reg. Fees	08/13/03	100
SALLY KOESTERER	Licenses & Reg. Fees	08/20/03	100
LISA SCHMID	Licenses & Reg. Fees	08/20/03	100
MARISSA ROSEN	Licenses & Reg. Fees	08/06/03	100
NELLY DEGRAW	Licenses & Reg. Fees	08/27/03	100
GLORIA J SPECKHARD	Licenses & Reg. Fees	08/13/03	105
PHYLLIS WHITE	Licenses & Reg. Fees	08/13/03	111
JOHN MCGUFFEY	Licenses & Reg. Fees	08/27/03	115
RACHEL MELNYK	Licenses & Reg. Fees	08/13/03	116
HOLLY A GREMS	Licenses & Reg. Fees	08/27/03	120
WV BOARD/EXAMINERS/COUNSELING	Licenses & Reg. Fees	08/21/03	120
NEW JERSEY BOARD OF NURSING	Licenses & Reg. Fees	08/26/03	125
MARYLAND BOARD OF EXAMINERS	Licenses & Reg. Fees	08/21/03	125
MICHAEL CARLSON	Licenses & Reg. Fees	08/06/03	130
KATHLEEN ROGERS	Licenses & Reg. Fees	08/27/03	130
GERALDINE PISCIOTTA	Licenses & Reg. Fees	08/13/03	130
ALICIA MINER	Licenses & Reg. Fees	08/27/03	135
CITY OF FAIRBORN	Accrued City WH	08/06/03	138
SUE SCHELL	Licenses & Reg. Fees	08/13/03	140
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	08/01/03	140

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
UNITED STATES TREASURER	Licenses & Reg. Fees	08/21/03	144
NATIONAL REGISTER OF HEALTH	Licenses & Reg. Fees	08/21/03	145
ACCESS INDIANA INFORMATION NET	Licenses & Reg. Fees	08/26/03	150
TOMMILYN BERRY	Licenses & Reg. Fees	08/06/03	150
DIVISION OF TAXATION	Accrued City WH	08/06/03	153
TOM STEVENS	Licenses & Reg. Fees	08/06/03	165
MARYLAND STATE BOARD OF	Licenses & Reg. Fees	08/21/03	165
CITY TREASURER INCOME TAX	Accrued City WH	08/06/03	172
PHYLLIS WHITE	Licenses & Reg. Fees	08/06/03	173
SHAUNE M CLARK	Licenses & Reg. Fees	08/20/03	175
MINNESOTA BOARD OF PSYCHOLOGY	Licenses & Reg. Fees	08/21/03	180
ALABAMA DEPT OF REVENUE	Accrued State WH	08/06/03	183
WEST VIRGINIA DEPT OF REVENUE	Accrued State WH	08/06/03	192
KANSAS DEPT OF REVENUE	Accrued State WH	08/14/03	225
KANSAS DEPT OF REVENUE	Accrued State WH	08/27/03	225
ALBERTA MCFARLANE	Licenses & Reg. Fees	08/20/03	234
STEPHEN D MILLER	Licenses & Reg. Fees	08/13/03	250
CSC	Licenses & Reg. Fees	08/04/03	255
ZHANNA BERSHTEYN	Licenses & Reg. Fees	08/13/03	255
ZHANNA BERSHTEYN	Licenses & Reg. Fees	08/14/03	255
NEW MEXICO TAXATION & REVENUE	Accrued State WH	08/06/03	274
ALIPIO MASCARENHAS	Licenses & Reg. Fees	08/20/03	334
LOUISIANA DEPT OF REVENUE	Accrued State WH	08/06/03	354
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	08/21/03	360
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	08/26/03	375
ARKANSAS DEPT OF FINANCE & ADM	Accrued State WH	08/06/03	377
DEPARTMENT OF REVENUE	Accrued State WH	08/06/03	413
WISCONSIN DEPT OF REVENUE	Accrued State WH	08/14/03	417
SHELBY KRUEGER-DUNCAN	Licenses & Reg. Fees	08/27/03	425
WISCONSIN DEPT OF REVENUE	Accrued State WH	08/27/03	518
ANTHONY MASSEY	Licenses & Reg. Fees	08/06/03	520
ELIZABETH STANTON	Licenses & Reg. Fees	08/06/03	520
CSC	Licenses & Reg. Fees	08/04/03	635
CSC	Licenses & Reg. Fees	08/26/03	639
VERMONT DEPARTMENT OF TAXES	Accrued State WH	08/06/03	691
PA DEPT OF REVENUE	State Installment 2003	08/26/03	800
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	08/21/03	980
TREASURER CITY OF DETROIT	Accrued City WH	08/06/03	1,156
INFORMATION LEASING CORP	Sales & Use Taxes	08/14/03	1,181
LOUISVILLE/JEFFERSON CO REV CO	Accrued City WH	08/06/03	1,426
COMPTROLLER OF MARYLAND	Accrued Sales & Use Taxes	08/12/03	1,527
CSC	Licenses & Reg. Fees	08/08/03	1,629
STATE OF NEW JERSEY	Accrued SUI	08/28/03	1,753
SECRETARY OF STATE OF DELAWARE	Accrued Premium & Receipts Tax	08/26/03	2,008
CITY OF CINCINNATI	Accrued City WH	08/06/03	2,202
TREASURER OF STATE OF MAINE	Accrued State WH	08/27/03	2,398
DEPARTMENT DE HACIENDA	Accrued State WH	08/06/03	2,435

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
CONNECTICUT DEPT OF INSURANCE	Licenses & Reg. Fees	08/22/03	2,500
TREASURER OF STATE OF MAINE	Accrued State WH	08/14/03	2,789
RONALD A LEGGETT COLLECTOR	Accrued City WH	08/06/03	3,052
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	08/20/03	3,824
DISTRICT OF COLUMBIA	Accrued State WH	08/06/03	4,377
CITY OF PORTLAND	Property Taxes	08/18/03	5,174
CITY OF BLUE ASH	Accrued City WH	08/06/03	5,231
GROSS INCOME TAX	Accrued State WH	08/06/03	7,444
GROSS INCOME TAX	Accrued State WH	08/27/03	7,998
GROSS INCOME TAX	Accrued State WH	08/14/03	8,804
CONCUR TECHNOLOGIES	Licenses & Reg. Fees	08/21/03	11,250
SECRETARY OF STATE OF SD	Licenses & Reg. Fees	08/04/03	14,529
PHILADELPHIA REVENUE DEPT	Accrued City WH	08/06/03	21,579
SECRETARY OF STATE OF DELAWARE	Accrued Premium & Receipts Tax	08/26/03	30,000
UTAH STATE TAX COMMISSION	Accrued State WH	08/06/03	54,341
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	08/27/03	74,897
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	08/14/03	76,536
Total			$5,889,050

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

STATEMENT ON INSURANCE FOR THE PERIOD AUGUST 1, 2003 THROUGH AUGUST 31, 2003

Magellan Health Services, Inc. has been paying its post-petition invoices in the ordinary course of business, including amounts for insurance coverage.  All insurance coverage remains in place.